UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)          September 8, 2005
                                           -------------------------------------


                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


         California                     0-31525                68-0352144
----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     Of incorporation)                File Number)         Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------        ----------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code       (916) 565-6100
                                                      --------------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 17 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2005, the registrant, American River Bankshares, entered into a Managed Services Agreement (the "Agreement") with ProNet Solutions, Inc. ("ProNet"). The Agreement calls for ProNet to provide managed network services for American River Bankshares for a term of one (1) year and, unless written notice of non-renewal is provided by either party at least 90 days prior to expiration of the term, this Agreement shall automatically renew for a term of three (3) years. The foregoing description is qualified by reference to the Agreement attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)        Exhibits

(99.1) Managed Services Agreement by and between ProNet Solutions, Inc. and American River Bankshares dated September 8, 2005.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
September 8, 2005                   Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.    Description                                                 Page
-----------    ---------------------------------                           ----

99.1           Managed Services Agreement by and
               between ProNet Solutions, Inc.,
               and American River Bankshares dated
               September 8, 2005.                                          4-17


Page 3 of 17